EXHIBIT 99.4
Erdosteine: Where Are We Today? Helmut Albrecht, MD Senior Vice President, R&D April 4, 2007

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. ("Adams") as of the date of this presentation and are subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential", "poised" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: the successful completion of clinical trials and development of erdosteine and other risk factors set forth under Item 1A. Risk Factors in Adams' Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and under Item 1A. Risk Factors in Adams' Quarterly Report on Form 10-Q for the period ended December 31, 2006. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation. A, Adams, A Adams Respiratory Therapeutics, Adams Respiratory Therapeutics, Delsym, Mucinex Full Force, Humibid, Junior Mucus, Mucinex Moisture Smart, Mini-Melts, Mucinex, Mucinex IN...Mucus OUT, Mr. Mucus, Mrs. Mucus, Nothing Lasts Longer, Opening New Pathways for Respiratory Relief, Turn Off the Cough, and the Junior Mucus, Mr. Mucus and Mrs. Mucus characters are Adams' trademarks and have been registered in the U.S. Patent and Trademark Office or are the subject of pending U.S. trademark applications. The marks may also be the subject of foreign trademark registrations and/or trademark applications. Each of the other trademarks, trade names or service marks appearing in this presentation belongs to its respective holder.

Preliminary Results of Phase IIb Study Subsequent analyses are showing more promising data, but it is too early to draw conclusions March 16, 2007 Disclosure "The preliminary data suggest a significant placebo effect and that the two different erdosteine treatment groups do not seem to break statistically from placebo. Further analyses will continue during the remainder of fiscal 2007 to determine the ultimate outcome of the study." Detailed analyses and p-values not available at time of press release

COPD: Fastest Growing US Health Problem 7

COPD: A Chronic Progressive Disease 9 Celli et al: ATS/ERS Task Force. Eu Respir J. 2004; 23:932-46

COPD: Recommended Progression of Pharmacotherapy I: Mild II: Moderate III: Severe IV: Very Severe Add Short-acting Bronchodilator Add Long-acting Bronchodilators and Rehabilitation Add ICS* if repeated exacerbations > Add long-term oxygen indicated > Consider surgical treatments What's missing? *Inhaled corticosteroids

Erdosteine: A Muco-Regulator Mode of Action: Cleaves disulfide links found in mucus proteins Pharmacologic Effects: Thins mucus and alters flow characteristics (reduces viscosity, elasticity, and adhesiveness) Improves mucociliary clearance Reduces mucus volume Reduces cough and dyspnea Additional Properties: Anti-inflammatory activity Anti-oxidant action Anti-bacterial properties

Equalife Study: Recent Published Erdosteine Data From Europe (completed between 2000 and 2002) Outcomes Erdosteine 300mg, b.i.d. (n = 63) Placebo (n = 61) p-value Patients with exacerbation 37 (58%) 48 (77%) NS Exacerbation/pt 0.94 (1.12) 1.38 (1.39) <0.05 Admissions/pt 0.16 (0.57) 0.31 (0.74) <0.05 Days in Hospital 70 163 NS Equalife Study: Drugs Exptl Clin Res 2004;30:143-152

Erdosteine Phase IIb Clinical Study

Model as discussed with FDA

Objective: LifeShirt®

Subjective: SGRQ

Cough Frequency ↔ **Health Status**

Subjective:
- SGRQ
- BCSS
- LCQ
- VAS

Objective:
- 6MWT
- FEV-1
- LifeShirt®

10+ Outcome Variables
- # of Acute Exacerbations
- Physician & Patient Global Assessments {PSGA/SSGA}
- General Safety & AE Evaluation



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Life Shirt Life Shirt Go ahead, make my day!

Phase IIb Clinical Study Protocol Study Design Randomized, double-blind, parallel-group, multi-center, placebo-controlled dose-ranging study Doses Tested 150 mg, 300mg or matching placebo capsules, b.i.d. Objectives Test 2 dose levels vs. placebo Exploratory Phase IIb study Evaluate 10+ primary & secondary outcome variables Treatment of stable COPD patients for 12 weeks Evaluate safety and tolerability in CB/COPD patients

Statistical Analysis Intent-To-Treat (ITT), Per Protocol (PP) analyses completed per Statistical Analysis Plan Additional analyses ongoing Population subsets, sub-domains Additional statistical methods Co-medications Comparing effects between visits, etc. Source: Adams' U.S. Phase IIb Erdosteine clinical trial.

Physician Global Assessment (PSGA, per protocol) (PSGA, per protocol) (PSGA, per protocol) p= 0.0142 Source: Adams' U.S. Phase IIb Erdosteine clinical trial.

BCSS Total Score (mean, per protocol) (mean, per protocol) (mean, per protocol) p=0.193 (300mg bid vs. placebo at wk 12) Source: Adams' U.S. Phase IIb Erdosteine clinical trial.

BCSS Sputum Score (mean, per protocol) (mean, per protocol) (mean, per protocol) p=0.159 (300mg bid vs. placebo at wk 12) Source: Adams' U.S. Phase IIb Erdosteine clinical trial.

BCSS Cough Score (mean, per protocol) (mean, per protocol) (mean, per protocol) p=0.225 (300mg bid vs. placebo at wk 12) p=0.180 (300mg bid vs. placebo at wk 16) Source: Adams' U.S. Phase IIb Erdosteine clinical trial.

Sicker Patients Improve on High-Dose Erdosteine in LCQ Subset Analysis p=0.0038 p=0.0087 Analysis showing the difference between weeks 4 and 12 of treatment Source: Adams' U.S. Phase IIb Erdosteine clinical trial. 33

Leister Cough Questionnaire Physical Score (mean, per protocol) Physical Score (mean, per protocol) Physical Score (mean, per protocol) ? Overall p= 0.12 ? 150mg bid vs Pl, p=0.045 ? 300mg bid vs Pl, p=0.144 Source: Adams' U.S. Phase IIb Erdosteine clinical trial.

Saint George's Respiratory Questionnaire (SGRQ) Impact Score (mean, per protocol) (SGRQ) Impact Score (mean, per protocol) (SGRQ) Impact Score (mean, per protocol) p=0.39 (150 bid vs. Pl.); p=0.57 (300mg bid vs. Pl) Source: Adams' U.S. Phase IIb Erdosteine clinical trial.

LifeShirt® Results

- Small sample size: 87 (78 = 22/21/35)
- Mixed results across variables
  - Some with no change/difference from placebo
  - Some parameters show positive trends
  - Several statistically significant results, e.g.
    - Accelerometer (activity measure): $p=0.041/0.043$
    - Cough Frequency (overall): $p=0.015$
    - Tidal Volume (inhaled air volume): $p=0.067$
- Validation of the LifeShirt® and optimization of algorithm still ongoing



Source: Adams' U.S. Phase IIb Erdosteine clinical trial.

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LifeShirt(r) Accelerometer: Activity Results (ITT, mean data-Clinic) (ITT, mean data-Clinic) (ITT, mean data-Clinic) (ITT, mean data-Clinic) p=0.041, 300mg bid vs Pl at wk 12 Source: Adams' U.S. Phase IIb Erdosteine clinical trial.

Summary of Safety Data Safety data collected in daily diary No problematic safety issues or surprise results 1 fatality (cardiovascular-related) 22 serious adverse events (SAE's) 638 AEs total (~ 1.5 AEs/patient in 12 weeks) No apparent safety issues with co-medications

Key Outcomes To Date
Phase IIb Erdosteine Study

- Most of the primary and secondary outcome variables are without significant results vs. placebo
- Positive Outcomes To Date
  - Statistically significant Physician's Global Assessment and positive trends for the BCSS (overall drug effect)
  - Improving role of sputum in COPD (e.g. BCSS sputum score - mucolytic effect)
  - Increasing physical domain in cough score (e.g. LCQ physical score), sicker patients benefit more (e.g. LCQ subset)
  - Positive effects on Activity in LifeShirt® group (accelerometer)
  - Improving impact domain in QoL measure (e.g. SGRQ impact score)
- Further analyze strong placebo effect
  - Review patient selection criteria (smoking history, productive cough, etc.)
  - Review co-medications
  - Ensure sufficient statistical power (sample size)



Note: Data analysis only through March 29, 2007.

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Where Are We Today? While subsequent analyses are showing more promising data, it is still too early to determine ultimate outcome Continue 'data mining' during Q4, FY 07 Review results, trends and hypotheses with external experts Formulate potential follow-on research plans in FY08, if warranted Discuss results with FDA at EOP II meeting

Glossary for Outcome Variables

- 6MWT: 6-minute walk test
- BCSS: Breathlessness, cough, and sputum scale
- FEV1: 1-second forced expiratory volume
- LCQ: Leicester cough questionnaire
- PSGA: Physician static global assessment
- SGRQ: St George's respiratory questionnaire
- SSGA: Subject static global assessment
- VAS: visual analog scale



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